UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report:
December 4, 2007
(Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)

California	1-12609	94-3234914

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105

(Address of principal executive offices)	(Zip code)

415-267-7000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)

California	1-2348	94-0742640

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California	94177

(Address of principal executive offices)	(Zip code)

(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]     Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.
     On December 4, 2007, Pacific Gas and Electric Company completed its sale of $500,000,000 aggregate principal amount of its 5.625% Senior Notes due November 30, 2017. For further information concerning the notes, refer to the exhibits attached to this report.
Item 9.01.   Financial Statements and Exhibits
Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 28, 2007 in connection with the offering of $500,000,000 principal amount of 5.625% Senior Notes due November 30, 2017.

4.1	Second Supplemental Indenture dated as of December 4, 2007 relating to the issuance of $500,000,000 principal amount of 5.625% Senior Notes due November 30, 2017.

4.2	Specimen of note (included as Exhibit A to Second Supplemental Indenture filed as Exhibit 4.1).

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of the notes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION
	By:	/s/ Linda Y.H. Cheng
Dated: December 4, 2007		Linda Y.H. Cheng
Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY
	By:	/s/ Linda Y.H. Cheng
Dated: December 4, 2007		Linda Y.H. Cheng
Vice President, Corporate Governance and Corporate Secretary

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 28, 2007 in connection with the offering of $500,000,000 principal amount of 5.625% Senior Notes due November 30, 2017.

4.1	Second Supplemental Indenture dated as of December 4, 2007 relating to the issuance of $500,000,000 principal amount of 5.625% Senior Notes due November 30, 2017.

4.2	Specimen of note (included as Exhibit A to Second Supplemental Indenture filed as Exhibit 4.1).

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of the notes.